________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 30, 2005

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127620	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2005-AR6 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-127620) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $2,790,875,200 aggregate principal amount of Class 1A1, Class 1A2, Class 1A3, Class 1A4, Class 2A1, Class 2A2, Class 3A1, Class 3A2, Class 4A1, Class 4A2, Class 4A3, Class 4A4, Class 4A5, Class B1, Class B2, Class B3, Class R1 and Class R2 (the “Publicly Offered Certificates”) on September 30, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 29, 2005, as supplemented by the Prospectus Supplement dated September 26, 2005, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of September 1, 2005, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and Custodian, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, September 2005 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5 and Class B6 Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain interest only and conventional, hybrid, adjustable rate, amortizing, residential mortgage loans with an aggregate outstanding principal balance of approximately $2,802,084,865 as of September 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.5.1

Master Servicing and Trust Agreement dated as of September 1, 2005, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and Custodian

4.5.2

Standard Terms to Master Servicing and Trust Agreement (September 2005 Edition)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:       /s/ Michelle Gill

      Name: Michelle Gill

      Title:   Vice President

Dated:  September 30, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.5.1

Master Servicing and Trust Agreement dated as of September 1, 2005, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and Custodian

4.5.2

Standard Terms to Master Servicing and Trust Agreement (September 2005 Edition)